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                                     EX-10
                               EXHIBIT 10(a)(11)

                       AMENDMENT NO. 1 TO VOTING AGREEMENT

     THIS AMENDMENT NO. 1 TO VOTING AGREEMENT (the "Amendment") made and entered into as of September 30, 1998 by and among Inter*Act Systems, Incorporated, a North Carolina corporation (the "Company"), Vanguard Cellular Operating Corp., a North Carolina corporation and wholly owned subsidiary of Vanguard Cellular Systems, Inc. ("Vanguard"), and those individuals or entities whose names appear on the signature pages hereto (individually, a "Shareholder" and collectively, the "Shareholders");

                              W I T N E S S E T H:

     WHEREAS, the Company, Vanguard and the Shareholders are parties to a Voting Agreement dated as of November 1, 1996 (the "Voting Agreement") pursuant to which the Shareholders agreed to vote all of their shares of common stock of the Company, and to use their best efforts otherwise, so as to elect and maintain out of the twelve director positions on the Board of Directors of the Company six persons nominated by Vanguard; and

     WHEREAS, the Voting Agreement was entered into based upon the relationship between the Company and Vanguard as known to the Shareholders at such time, and the parties hereto desire to amend the Voting Agreement to provide that it shall terminate in the event there is a change in control of Vanguard;

     NOW, THEREFORE, in consideration of the foregoing and the premises and the mutual covenants contained herein, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. Amendment to Voting Agreement. The Voting Agreement is hereby modified and amended by amending Section 4 of the Voting Agreement in its entirety to read as follows:

          4. Amendment and Termination. This Agreement may be amended only by an instrument in writing executed by all the parties hereto. This Agreement shall be terminated upon the earlier to occur of: (i) written notice of termination from Vanguard to the Shareholders; (ii) an underwritten public offering of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended; (iii) a Change in Control of Vanguard (as defined below) or (iv) ten years from the date hereof.

          For purposes of clause (iii) of this Section 4, "Vanguard" shall mean Vanguard Cellular Systems, Inc., a North Carolina corporation and parent company of Vanguard Cellular Operating Corp., and "Change in Control" shall mean the occurrence of any of the following events:

               (a) Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") but excluding any employee benefit plan of the Vanguard) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Vanguard representing 50% or more of the combined voting power of Vanguard's outstanding securities then entitled ordinarily (and apart from rights accruing under special circumstances) to vote for the election of directors; or

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               (b) Individuals who are "Continuing Directors" (as hereinafter defined) cease for any reason to constitute at least a majority of the Board of Directors of Vanguard; or

               (c) The closing of a sale of all or substantially all of the assets of Vanguard; or

               (d) The closing of a merger, consolidation or like business combination or reorganization of Vanguard the consummation of which would result in the occurrence of any event described in clause (i) or
          (ii) above.

               For purposes of the foregoing, "Continuing Directors" shall mean
          (i) the directors of Vanguard in office on July 22, 1998 and (ii) any successor to any such director (and any additional director) who after such date (y) was nominated or selected by a majority of the Continuing Directors in office at the time of his nomination or selection and (z) who is not an "affiliate" or "associate" (as defined in Regulation 12B under the Exchange Act) of any person who is the beneficial owner, directly or indirectly, of securities representing 50% or more of the combined voting power of Vanguard's outstanding securities then entitled ordinarily to vote for the election of directors.

     2. Effect of Amendment. The parties hereto acknowledge and agree that, except as modified hereby, all of the terms and provisions of the Voting Agreement shall remain in full force and effect.

     3. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, successors, personal representatives and assigns.

     4. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be considered to be and have the force and effect of an original.

     IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Amendment to be executed by its duly authorized officials, as of the date and year first above written.


                                              INTER*ACT  SYSTEMS, INCORPORATED

                                              By: /s/ Stephen R. Leeolou
                                                 ---------------------------
                                              Chief Executive Officer

                                              VANGUARD CELLULAR OPERATING CORP.

                                              By: /s/ Haynes G. Griffin
                                                --------------------------
                                              President


                                              SHAREHOLDERS:

                                              ALONZO FAMILY PARTNERS, LTD.

                                              By:/s/ Clarence A. Griffin
                                              ------------------------
                                              General Partner


                                      2

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                                              /s/ Timothy G. Biltz
                                              -------------------------
                                              Timothy G. Biltz

                                              /s/ F. Cooper Brantley
                                              ------------------------
                                              F. Cooper Brantley

                                              /s/ Doris R. Bray
                                              ------------------------
                                              Doris R. Bray

                                              CLEARING SYSTEMS, INC.


                                              By: /s/ Henry L. Sloan III
                                                ------------------------
                                                Vice President-Treasurer

                                              /s/ Robert M. DeMichele
                                              -----------------------
                                              Robert M. DeMichele

                                              /s/ William P. Emerson
                                              -----------------------
                                              William P. Emerson

                                              CO-TRUSTEES FOR WILLIAM P. EMERSON
                                              IRREVOCABLE TRUST DATED JULY 17,
                                              1996

                                              By: /s/ William O.J. Lynch
                                              ------------------------------
                                              William O.J. Lynch, Co-Trustee


                                              /s/ Dennis B. Francis
                                              -----------------------------
                                              Dennis B. Francis

                                              -----------------------------
                                              Deborah J. Francis

                                              /s/ S. Tony Gore III
                                              -----------------------------
                                              S. Tony Gore III

                                              /s/ Haynes G. Griffin
                                              -----------------------------
                                              Haynes G. Griffin

                                              STEPHEN L. HOLCOMBE IRREVOCABLE
                                              TRUST

                                              By: /s/ Stephen L. Holcombe
                                                 ---------------------------
                                              Stephen L. Holcombe, Trustee


                                       3


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                                               /s/ Robert F. Hutchens
                                               ----------------------------
                                               Robert F. Hutchens

                                               /s/ Stephen R. Leeolou
                                               ----------------------------
                                               Stephen R. Leeolou

                                               /s/ Richard P. Ludington
                                               ----------------------------
                                               Richard P. Ludington

                                               WILLIAM AND MAXWELL LUDINGTON
                                               TRUST

                                               By: /s/ Richard P. Ludington
                                                  --------------------------
                                               Richard P. Ludington, Trustee

                                               /s/ William F. Penwell
                                               -----------------------------
                                               William F. Penwell

                                               /s/ L. Richardson Preyer, Jr.
                                               -----------------------------
                                               L. Richardson Preyer, Jr.

                                               /s/ Richard C. Rowlenson
                                               -----------------------------
                                               Richard C. Rowlenson

                                               /s/ Peter B. Ruffin, Jr.
                                               -----------------------------
                                               Peter B. Ruffin, Jr.

                                               /s/ Robert A. Silverberg
                                               -----------------------------
                                               Robert A. Silverberg

                                               /s/ Van E. Snowdon
                                               -----------------------------
                                               Van E. Snowdon

                                               /s/ Deborah A. Snowdon
                                               -----------------------------
                                               Deborah A. Snowdon

                                               TORONTO DOMINION INVESTMENTS,
                                               INC.

                                               By: /s/ Martha L. Gariepy
                                                  --------------------------
                                               Vice-President

                                               /s/ Richard A. Vinchesi, Jr.
                                               -----------------------------
                                               Richard A. Vinchesi, Jr.


                                       4




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